                                                                   EXHIBIT 10.42

                           STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT dated as of January 12, 2000 (the "Agreement"), by and among KINGSWAY ELECTRONIC SERVICES LIMITED, a company organized and existing under the laws of the British Virgin Islands ("Kingsway"or "Investor"), located at 10 Harcourt Road, 5/F, Hutchison House, Central, Hong Kong, UNIVERSAL TRADING TECHNOLOGIES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company") located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103, and THE ASHTON TECHNOLOGY GROUP, INC. ("ATG") located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103. The Investor, the Company and ATG together are referred to collectively as the "Parties" and each, a "Party".

          WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, as provided herein, and the Investor shall purchase certain shares of the Company's Series KW Convertible Preferred Stock (the "Preferred Stock") as more fully described herein (the "Securities") for an aggregate purchase price of Three Million dollars ($3,000,000) (the "Aggregate Purchase Price"); and

          WHEREAS, such investment will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Securities Act") and the regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the offer and sale of the Securities to be made hereunder; and

          NOW, THEREFORE, the Parties hereto agree as follows:

                                   ARTICLE I
                      Purchase and Sale of the Securities

          Section I.1  Sale and Issuance of the Securities.
                       -----------------------------------

          The Company agrees to sell and the Investor agrees to purchase from the Company 123,240 shares of the Preferred Stock for an aggregate purchase price of Three Million dollars ($3,000,000) at the Closing (as hereinafter defined).

          Section I.2  Terms of Preferred Stock.
                       ------------------------

          The rights, privileges and preferences of the Preferred Stock shall be as stated in the Certificate of Designation for the Preferred Stock, the form of which is attached hereto as Exhibit A, as filed with the appropriate offices of
                            ---------
the State of Delaware.
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          Section I.3  Closing.
                       --------

          The purchase and sale of the Securities shall take place at 12:00 p.m., Eastern Standard Time, on January 12, 2000 (the "Closing Date") at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103, or at such other place as the Parties mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Parties shall complete each of the following conditions:

          (1) The delivery by the Company to the Investor of certificates representing the Securities;

          (2) The payment by the Investor of good cleared funds in the amount of Three Million dollars ($3,000,000) as payment for the Securities;

          (3) The delivery of evidence of the filing by the Company of the Certificate of Designation for the Preferred Stock (the "Certificate of Designation"), with the appropriate offices of the State of Delaware.

          (4) The execution and delivery by the Company and the Investor of the Joint Venture Agreement, attached hereto as Exhibit B (the "JV Agreement"), and
                                            ---------
a License and Services Agreement, attached hereto as Exhibit C, and all
                                                     ---------
exhibits, attachments and schedules thereto, in form and substance satisfactory to each Party and satisfaction of such other conditions as are identified therein.

                                  ARTICLE II
                Representations and Warranties of the Investor

          The Investor hereby represents and warrants to the Company that the following are true and correct as of the Closing Date:

          Section II.1   Organization and Authorization. Kingsway is duly
                         ------------------------------
incorporated or organized and validly existing in the country of its incorporation or organization and the Investor has all requisite power and authority to purchase and hold the Securities to be issued hereunder. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other action or proceeding on the part of the Investor. The undersigned executing this Agreement on behalf of Kingsway has all right, power and authority to execute and deliver this Agreement on behalf of Kingsway. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company and ATG, will

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constitute the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

          Section II.2   Sophisticated Investor. The Investor is a sophisticated
                         ----------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Securities and protecting its interest in connection with this transaction. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          Section II.3   Independent Counsel. The Investor acknowledges that it
                         -------------------
has been advised to consult with its own attorney regarding legal matters concerning the Company and ATG and to consult with its tax advisor regarding the tax consequences of acquiring the Securities issuable hereunder. The Investor acknowledges that it has been advised to consult with its own attorney regarding any laws of any country other than the United States.

          Section II.4   No Public Market. The Investor acknowledges that it is
                         ----------------
aware that there is no public market for the Preferred Stock or the Company Common Stock (the "Common Stock") underlying the Preferred Stock. The Investor acknowledges that it is aware that a public market may not develop for the Preferred Stock or the Common Stock underlying the Preferred Stock.

          Section II.5   No Registration. The Investor understands that neither
                         ---------------
the Preferred Stock nor the Common Stock underlying the Preferred Stock have been registered under the Securities Act, any state securities law or any other securities laws but are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and certain state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the securities hereunder.

          Section II.6   Investment Intent. The Investor is entering into this
                         -----------------
Agreement solely for its own account and the Investor has no present intention or arrangement (whether or not legally binding) at any time to sell or
distribute any of the Securities to or through any person or entity.   The
Investor understands and agrees that it may bear the economic risk of its investment in the Securities for an indefinite period of time.

          Section II.7   Transfer Restrictions Regarding the Preferred Stock.
                         ---------------------------------------------------
The Investor understands that the Securities are characterized as "restricted securities" under the United States securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations the

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securities may be resold without registration under the Securities Act only in certain limited circumstances and only with the prior approval by the Company. In this regard, the Investor represent that he or it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          Section II.8   Registration Rights.  The Investor understands that it
                         -------------------
shall have no registration rights with respect to the Securities other than those set forth herein.

          Section II.9   No Advertisements.  The Investor is not entering into
                         -----------------
this Agreement as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

          Section II.10  Foreign Investor.  If the Investor is not a United
                         ----------------
States person, the Investor hereby represents that he or it has satisfied himself or itself as to the full observance of the applicable laws of his or its country and/or jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Agreement, including (i) the legal requirements within his or its country and/or jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Investor's subscription and payment for, and his or its continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of its country and/or jurisdiction.

                                  ARTICLE III
             Representations and Warranties of the Company and ATG

          The Company and ATG hereby joint and severally represent and warrant to the Investor that the following are true and correct as of the Closing Date:

          Section III.1  Organization; Qualification. Each of the Company and
                         ---------------------------
ATG is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. Each of the Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

          Section III.2  Capitalization. The authorized capital stock of the
                         --------------
Company consists of: (i) 40,000,000 shares of Common Stock, $.01 par value per share, of which 24,697,223 are outstanding; and (ii) 2,000,000 shares of non-voting Preferred Stock, $.01 par value, of which 145,700 are designated as Series TK Preferred Stock and all of which are outstanding. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

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          Section III.3  Authorization. Each of the Company and ATG has all
                         -------------
requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company and ATG and each of their directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and ATG, the authorization, sale, issuance and delivery of the securities issuable hereunder and the performance of the Company's and ATG's obligations hereunder have been taken. This Agreement has been duly executed and delivered by the Company and ATG and constitutes a legal, valid and binding obligation of each of the Company and ATG enforceable in accordance with its terms. Upon their issuance and delivery pursuant to this Agreement, the Securities will be duly authorized and validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; provided, however, that the Securities are subject to restrictions on
          --------  -------
transfer under federal and/or state securities laws. The issuance and sale of the Securities hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

          Section III.4  Offering.  Subject in part to the truth and accuracy of
                         --------
the Investor's representations as set forth in Article II of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of any applicable federal or state securities laws, and neither the Company nor any authorized agent acting on its behalf will purposefully take any action hereafter that would cause the loss of such exemption.

          Section III.5  No Conflict. The execution and delivery of this
                         -----------
Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any provision of the Company's Certificate of Incorporation, bylaws or any amendments thereto. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of any material benefit, under any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

          Section III.6  No Undisclosed Liabilities or Events. With the
                         ------------------------------------
exception of certain contingent liabilities set forth on Schedule 3.6 hereto, the Company has no liabilities or obligations other than those incurred in the ordinary course of the Company's business, which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company. No event or circumstance has occurred or exists which is likely to have a material

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adverse effect on the Company or its properties, business, condition (financial or otherwise), results of operations or prospects.

          Section III.7  No Default. The Company is not in violation or default
                         ----------
of any provision of its Certificate of Incorporation or bylaws or in breach or default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a Party or by which it is or its property is bound, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a material adverse effect on the Company's business and financial condition.

          Section III.8  Litigation.  There is no action, proceeding or
                         ----------
investigation pending, or to the Company's or ATG's knowledge threatened, against the Company or ATG that questions the validity of this Agreement, or the right of the Company or ATG to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse change in the business, prospects, financial conditions or operations of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company or ATG aware that there is any basis for the foregoing.

          Section III.9  Title to Assets.  The Company has good and marketable
                         ---------------
title to all properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          Section III.10 Required Governmental Permits.  The Company and its
                         -----------------------------
subsidiaries are in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

          Section III.11 Governmental Consent.  Other than the filing of the
                         --------------------
Certificate of Designation and certain notice filings with the Commission, no consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities hereunder, or the consummation of any other transaction contemplated hereby.

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          Section III.12  Other Outstanding Securities/Financing Restrictions.
                          ---------------------------------------------------
Other than the Common Stock, Preferred Stock, and warrants and options disclosed in Section III.2 hereto, there are no other outstanding securities, debt or equity presently convertible into Common Stock.

          Section III.13  Dilution. The Company is aware and acknowledges that
                          --------
conversion of the Preferred Stock and the issuance of Common Stock underlying the Preferred Stock, could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of the Company's Common Stock.

          Section III.14  Patents and Trademarks.  The Company has sufficient
                          ----------------------
title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

          Section III.15  Disclosure.   The Company has fully provided the
                          ----------
Investor with all the information that such Investor has requested for deciding whether to purchase the Series KW Preferred Stock. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to made the statements herein or therein not misleading.

                                  ARTICLE IV
                           Covenants of the Investor

          Section IV.1    Conversion Holding Period/Conversion Limits.  The
                          -------------------------------------------
Investor warrants and agrees that it shall not exercise its right to convert the Preferred Stock as set forth in the Certificate of Designation until the earlier of (i) the completion of an initial public offering of the Company's Common Stock; (ii) immediately upon the occurrence of a Change of Control (as defined herein) of the Company (together the "Holding Period"); and (iii) December 31, 2001.

          Section IV.2    Mandatory Conversion. In the event the Preferred Stock
                          --------------------
has not been converted by or before December 31, 2004, the Investor's conversion rights as set forth in the Certificate of Designation shall expire and the Company shall not be obligated under any provisions of this Agreement to issue the Common Stock underlying the Preferred Stock.

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          Section IV.3 Short Selling.  The Investor hereby covenants that it
                       -------------
shall not engage on its own behalf in any short sales of the Company's Common Stock or the ATG Common Stock.

                                   ARTICLE V
                       Covenants of the Company and ATG

          Section V.1  Registration Rights.  The Company covenants and agrees
                       -------------------
that if the Company at any time proposes to register under the Securities Act for sale to the public any of its Common Stock held of record by any holder of Common Stock, other than any registration on Form S-4 or S-8 or of an initial public offering for the account of the Company, each such time it will promptly give written notice to the Investor (each such notice, a "Registration Notice"). Upon the written request of the Investor, received by the Company within thirty
(30) days of receipt by the Investor of a Registration Notice, to register any or all of such Investor's Common Stock, the Company will use its reasonable efforts to cause such Common Stock to be included in the applicable registration statement. If the applicable registration is for a registered public offering involving an underwriting, the Company shall so advise the Investor in the Registration Notice. In such event, the right of the Investor to register its Common Stock shall be conditioned upon the Investor's participation in such underwriting, which shall include, without limitation (and together with the Company and the other stockholders distributing their securities through such underwriting), the obligation to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated: (i) first, to the Company with respect to shares of Common Stock being sold for its own account; and (ii) second, among ATG, the Investor and all other holders of Common Stock who are contractually entitled to, and have requested, registration with respect to such registration and underwriting (for purposes hereof, ATG, the Investor and each such holder, a "Holder" and, collectively, the "Holders"), with each Holder entitled to register a number of shares of Common Stock equal to the number obtained by multiplying: (a) the number of shares allocated by the underwriter, in its sole discretion, to all Holders, by (b) a fraction, the numerator of which is the aggregate number of shares of Common Stock held by each such Holder (assuming full conversion of the Preferred Stock and all other preferred stock of the Company into Common Stock) and the denominator of which is the aggregate number of all shares of Common Stock held by all Holders (assuming full conversion of the Preferred Stock and all other preferred stock of the Company into Common Stock). Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section without thereby incurring any liability to any holder of Common Stock. If any holder of Common Stock disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the

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underwriter. Any Common Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration. Such registration shall be at the Company's expense, excluding underwriting discounts and commissions relating to the Common Stock so registered for the account of the Investor and any other holder of Common Stock.

          Section V.2  Amendment of Charter or Issuance of Senior Preferred
                       ----------------------------------------------------
Stock.  The Company covenants and agrees that it shall not (i) amend the
-----
Certificate of Incorporation of the Company or the Certificate of Designation in any manner that adversely affects the rights of the Investor or (ii) authorize the issuance of preferred stock ranking senior to the Preferred Stock, without the prior approval of a majority-in-interest of the Investor; provided, however,
                                                              --------  -------
that such approval shall not be unreasonably withheld.

          Section V.3  Reservation of Common Stock.
                       ---------------------------

                  V.3.1  Company Common Stock. As of the date hereof, the
                         --------------------
Company has authorized and reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Common Stock upon the conversion of the Preferred Stock. The number of shares of Common Stock so reserved shall be increased or decreased to provide for any adjustment to the number of shares of Common Stock issuable upon the conversion of the Preferred Stock as contemplated in the Certificate of Designation.

                  V.3.2  ATG Common Stock. As of the date hereof, ATG has
                         ----------------
authorized and reserved and ATG shall continue to reserve and keep available at all times, free of preemptive rights, shares of ATG Common Stock (as defined below) for the purpose of enabling ATG to satisfy its obligation to issue the ATG Common Stock pursuant to Section V.9 hereof.

          Section V.4  Legends. The certificates evidencing the Common Stock to
                       -------
be issued to the Investor upon conversion of the Preferred Stock and the certificates evidencing the ATG Common Stock to be issued to the Investor upon conversion into ATG Common Stock shall be free of legends, except as set forth in Article VII.

          Section V.5  Corporate Existence. The Company will take all steps
                       -------------------
necessary to preserve and continue the corporate existence of the Company.

          Section V.6  Change of Control.
                       -----------------

                  V.6.1  Assumption of Obligations. The Company shall not, at
                         -------------------------
any time after the date hereof, effect any Change of Control unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the Company's obligations pursuant to this Agreement.

                  V.6.2  Definition of Change of Control. A "Change of Control"
                         -------------------------------
shall mean: (a) the consolidation or merger of the Company or any affiliate of the Company holding or controlling a majority of the assets relating to the business of the Company with or into any third party; (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company and its affiliates taken as a whole; or (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership of shares of greater than fifty percent (50%) of the voting stock of the Company.

          Section V.7  Conversion of the Preferred Stock. The Company agrees
                       ---------------------------------
that it shall permit the Investor to exercise their right to convert the Preferred Stock by telecopying an executed and completed notice of conversion (a "Notice of Conversion") to the Company and delivering the original Notice of Conversion and the certificate representing the Preferred Stock to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date (the "Conversion Date"). The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of any Preferred Stock (together with the certificates representing the Preferred Stock not so converted) to the Investor via express courier, by electronic transfer or otherwise within five (5) business days after the conversion date if the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted by such date. The Investor will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company within forty-eight (48) hours after receipt of the earliest of the Notice of Conversion to the Company by telecopy or express carrier whereupon the Company and the Investor shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

          Section V.8  Deliveries.  The Notice of Conversion and Preferred Stock
                       ----------
representing the portion of the shares converted shall be delivered to the Company as set forth in Section IX.1 hereto. The shares of Common Stock issuable upon conversion of the Preferred Stock and the certificate for any Preferred Stock not converted shall be delivered to the Investor as set forth in
Section IX.1 hereto.

          Section V.9  Exchange Rights.  (a)  ATG, the Company and the Investor
                       ---------------
covenant and agree that in the event the Company has not completed an initial public offering of its Common Stock on or before December 31, 2001, the Investor may, at its option, surrender to ATG all or part of the Preferred Stock held by the Investor in exchange for shares of ATG Common Stock, par value $0.01 per share (the "ATG Common Stock"), in the amounts and at the exchange ratios set forth below pursuant to an exchange agreement, with typical representation and warranties, including those similar to those made by the Investor and the Company herein:

               (i) Up to 41,080 shares of Preferred Stock may be exchanged for shares of ATG Common Stock at an exchange ratio equal to one (1) share of Preferred Stock for 3.477 shares of ATG Common Stock.

               (ii) Up to 41,080 shares of Preferred Stock may be exchanged for shares of ATG Common Stock at an exchange ratio equal to the liquidation value of the Preferred Stock ($24.34275) divided by the average closing price of the ATG Common Stock for a period of twenty (20) trading days immediately prior to the notice date of conversion.

          (b) ATG, the Company and the Investor covenant and agree that if, within thirty (30) days of Kingsway ATG Asia Limited completing an initial public offering of its securities, the Company has not filed to register its Common Stock to engage in an underwritten initial public offering then, the Investor may, at its option, and at any time thereafter for so long as the Company has not filed to register its Common Stock to engage in an underwritten initial public offering of its securities, exchange up to 41,080 shares of Preferred Stock for shares of ATG Common Stock at an exchange ratio equal to the liquidation value of the Preferred Stock ($24.34275) divided by the average closing price of the ATG Common Stock for a period of twenty (20) trading days immediately prior to the notice date of conversion.

          (c) ATG covenants and agrees that upon the first anniversary of Investor's written demand to exchange the Preferred Stock and thereafter, ATG shall take all steps necessary to ensure that the ATG Common Stock issued pursuant to this Section V.9 will be freely tradable on any exchange upon which ATG's Common Stock is then traded.

                                  ARTICLE VI
                                Indemnification

          Section VI.1   Indemnification.  Each of the Parties agrees to
                         ---------------
indemnify the other Parties and to hold the other Parties harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying Party of any representation, warranty or covenant made by it in this Agreement.

                                  ARTICLE VII
                                    Legends

          Section VII.1  Legends. Unless otherwise provided below, each
                         -------
certificate representing the Securities and Common Stock to be issued upon conversion of the Preferred Stock will bear the following legend (the "Legend"):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          Section VII.2   Investor' Compliance. Nothing in this Article shall
                          --------------------
affect in any way the Investor' obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                 ARTICLE VIII
                          Choice of Law/Jurisdiction

          Section VIII.1  Choice of Law; Venue; Jurisdiction. This Agreement
                          ----------------------------------
will be construed and enforced in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law. Each Party hereby agrees that if another Party to this Agreement obtains a judgment against another Party arising from a dispute involving this Agreement, the Party which obtained such judgment may enforce such judgment by summary judgment or other procedure not requiring trial on the merits in the courts of any country having jurisdiction over the Party against whom such judgment was obtained, and each Party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each Party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth herein. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.

                                  ARTICLE IX
                                    Notices

     Section IX.1   Notices. Any notice required or permitted to be given
                    -------
hereunder shall be in writing and shall be (a) personally delivered, (b) transmitted by internationally recognized air courier service, or (c) transmitted by facsimile, in each case to the Parties as follows, as elected by the Party giving such notice:

     If to the Company:

          Universal Trading Technologies Corporation
          1900 Market Street, Suite 701
          Philadelphia, PA  19103
          Attn:  Fred S. Weingard
          Fax:   (215) 636-3560

     If to ATG:

          Ashton Technology Group, Inc
          1900 Market Street
          Suite 701
          Philadelphia, PA 19103
          Attn:  Arthur J. Bacci
          Fax:   (215) 970-3481

     with a copy to:

          Ballard Spahr Andrews & Ingersoll LLP
          1735 Market Street
          Philadelphia, PA 19103
          Attn:  Justin P. Klein, Esq.
          Fax:    (215) 864-8999

     If to the Investor:

          Kingsway Electronic Services Limited
          10 Harcourt Road
          5/F, Hutchison House
          Central, Hong Kong
          Attn:  William Lam
          Fax:   (852) 2845-3368

     with a copy to:

          Morrison & Foerster LLP
          755 Page Mill Road
          Palo Alto, CA  94304
          Attn:  Joseph Barbeau, Esq.
          Fax:   (650) 494-0792

          Except as otherwise specified herein, all notices and other communications shall be deemed to have been duly given on (i) the date of receipt if delivered personally, (ii) three (3) business days after delivery to the courier, or (iii) the next business day in the jurisdiction of the recipient following the date of transmission with electronic confirmation if transmitted by facsimile, whichever shall first occur. Any Party may change its address for purposes hereof by notice to the other Parties. All notices and other communications shall be in the English language.

                                   ARTICLE X
                                 Miscellaneous

          Section X.1  Assignment. Neither this Agreement nor any rights of the
                       ----------
Investor or the Company hereunder may be assigned by either Party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Preferred Stock purchased or acquired by the Investor hereunder with respect to the Preferred Stock held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity who agrees to make the representations and warranties contained in Article II and who agrees to be bound by the covenants of Article IV; provided, however, that the consent of the Company shall not be required for any assignment or transfer to an affiliate, subsidiary or parent entity of the Investor.

          Section X.2  Waiver.  No waiver of any terms of this Agreement shall
                       ------
be valid unless in writing and signed by authorized representatives of each of the Parties. Failure by any Party to enforce any of its rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by any Party in one or more instances be construed as constituting a waiver or as a waiver in other instances.

          Section X.3  Termination. This Agreement shall terminate six years (6)
                       -----------
after the Closing Date.

          Section X.4  Counterparts/Facsimile/Amendments. This Agreement may be
                       ---------------------------------
executed in multiple counterparts, each of which may be executed by less than all of the Parties and shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all Parties.

          Section X.5  Entire Agreement. This Agreement, the Exhibits or
                       ----------------
Attachments hereto set forth the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written relating to the subject matter hereof including, without limitations, that certain binding letter of intent dated as of October 18, 1999. The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

          Section X.6  Survival; Severability. The following provisions shall
                       ----------------------
survive the termination of this Agreement: Article V and Sections 6.1, 8.1, 9.1, and 10.6. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any Party.

          Section X.7  Title and Subtitles. The titles and subtitles used in
                       -------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          Section X.8  Replacement of Certificates. Upon (i) receipt of evidence
                       ---------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Securities and (ii) in the case of any such loss, theft or destruction of such certificate, at the Company's reasonable request, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor to the Investor.

          Section X.9  Fees and Expenses. Each of the Parties shall pay its own
                       -----------------
fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby.

          Section X.10 Brokerage. With the exception of the fees set forth on
                       ---------
Schedule 10.10 each of the Parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other Party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying Party in connection with this Agreement or the transactions contemplated hereby.

          Section 10.11  Confidentiality. If for any reason the transactions
                         ---------------
contemplated by this Agreement are not consummated, each of the Parties hereto shall keep confidential any information obtained from any other Party (except information publicly available or in such Party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other Parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the Parties hereto have caused this Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


     UNIVERSAL TRADING TECHNOLOGIES CORPORATION


     By:   /s/  Fred S. Weingard
          -----------------------------
     Fred S. Weingard
     President



     THE ASHTON TECHNOLOGY
     GROUP, INC.


     By:   /s/ Arthur J. Bacci
          -----------------------------
     Arthur J. Bacci
     President



     KINGSWAY ELECTRONIC SERVICES LIMITED


     By:   /s/ Richard Yin
          -----------------------------
     Richard Yin
     Chief Executive Officer